EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of  December 16, 2009, is entered into by and among China Polypeptide Group, Inc. (fka Hamptons Extreme, Inc.), a Delaware corporation (“CPGI”) and each purchaser set forth on Schedule A hereto (each a “Purchaser,” and, collectively, the “Purchasers”).

RECITALS

WITNESSETH:

WHEREAS, the Company is primarily engaged in the research and development and manufacturing and marketing of polypeptide-based nutritional supplements and health foods;

WHEREAS, CPGI and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to “accredited investors” and non “U.S. Persons” afforded, inter alia, by Regulation D (“Regulation D”) and Regulation S (“Regulation S”), respectively, as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act;

WHEREAS, CPGI has requested the Purchasers and the Purchasers have agreed to purchase from the Company 666,667 shares (the “Shares”) of common stock, par value $0.0001 per share  (the “Common Stock”), at a purchase price of $5.40 per Share (the “Per Share Purchase Price”), for an aggregate purchase price of $3,600,000 (“Aggregate Purchase Amount”), in the amounts for each Purchaser set forth in Schedule A hereto, subject to and  upon the terms and conditions of this Agreement and acceptance of this Agreement by CPGI, on the terms and conditions referred to herein;

WHEREAS, in connection with the purchase of the 666,667 Shares, the Company shall grant to the Purchasers common stock purchase warrants (the “Warrants”), to purchase an aggregate of 333,333 shares of Common Stock (the “Warrant Shares”), which equals the quotient of (i) the product of (a) the Aggregate Purchase Amount, multiplied by (b) fifty (50%) percent, and divided by (ii) $5.40.  The Warrants shall be exercisable for a period of five (5) years at an exercise price of $6.75 per Warrant Share.  The number of Warrants each Purchaser is entitled to receive is set forth on Schedule A hereto.  The form of Warrant is annexed hereto as Exhibit A.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           AGREEMENT TO PURCHASE; PURCHASE PRICE.

a.           Purchase.

(i)          Subject to the terms and conditions of this Agreement and the other Transaction Agreements, (i) the Purchasers hereby agrees to purchase 666, 667 Shares at the Per Share Purchase Price of $5.40 for the Aggregate Purchase Price of Three Million Six Hundred Thousand and 00/100 Dollars ($3,600,000), and (ii) the Company agrees to grant to the Purchasers Warrants to purchase 333,333 Warrant Shares, in the amounts for each Purchaser as set forth on Schedule A hereto.

(ii)         The purchase of the Shares and grant of the Warrants and the other transactions contemplated hereby are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Securities, and are referred to collectively as the “Transactions”.

b.          Certain Definitions.  As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Accredited Investor” means any person who comes within any of the following categories, or who CPGI reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

1.           Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.           Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3.           Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.           Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.           Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

6.           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8.           Any entity in which all of the equity owners are accredited investors.

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Certificate(s)” means the stock certificate(s) representing the Shares to be sold to the Purchasers pursuant to this Agreement.

“Common Stock” means the shares of common stock, par value $.0001 per share, of CPGI.

“Company” means collectively, CPGI and each of the Subsidiaries.

“Closing Date” means the date of the closing of the Transactions, as provided herein.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the Securities Actor Section 20 of the Securities Exchange Act of 1934, amended (the “Exchange Act”).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder(s)” means the Person(s) holding the relevant Shares and Warrants at the relevant time.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company, taken as a whole, (y) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Purchaser in the Transaction Agreements.

“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Purchaser Control Person” means each director, executive officer, promoter, and such other persons as may be deemed in control of any Purchaser pursuant to Rule 405 under the Securities Act or Section 20 of the Exchange Act.

“Securities” means, collectively, the Shares, the Warrants and the Warrant Shares.

 “Subsidiary” means each of Cantix, Moneyeasy, Tallyho, Wuhan Anti-Aging and Hapu.  All such terms are defined in Section 1(e) hereof.

“Subsidiaries” means collectively, Cantix, Moneyeasy, Tallyho, Wuhan Anti-Aging and Hapu.

“Transaction Agreements” means this Agreement, the Warrants and all ancillary documents referred to in this Agreement.

“U.S. Person” means:

i.      Any natural person resident in the United States;

ii.     Any partnership or corporation organized or incorporated under the laws of the United States;

iii.    Any estate of which any executor or administrator is a U.S. person;

iv.    Any trust of which any trustee is a U.S. person;

v.     Any agency or branch of a foreign entity located in the United States;

vi.    Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.   Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii.  Any partnership or corporation if:

A.	Organized or incorporated under the laws of any foreign jurisdiction; and

B.
Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by Accredited Investors who are not natural persons, estates or trusts

c.           Form of Payment; Delivery of Certificates and Warrants.

(i)          The Purchaser shall pay the Purchase Amount by delivering immediately available good funds in United States Dollars to the Company on the Closing Date.

(ii)         On the Closing Date, CPGI shall deliver the Certificate(s) and the Warrant, duly executed on behalf of  CPGI, to each Purchaser in the amount set forth on Schedule A, hereto.

(iii)        By signing this Agreement, each of the Purchasers and CPGI agrees to all of the terms and conditions of the Transaction Agreements, all of the provisions of which are incorporated herein by this reference as if set forth in full herein.

(iv)        Neither CPGI nor any other Person is paying any commissions in connection with the purchase sale of the Securities.

d.           Method of Payment.  Payment of the Aggregate Purchase Amount shall be made by wire transfer of immediately available funds to an account of the Company as provided to the Purchasers.

e.          Certain Company Disclosures.

On or about November 13, 2009, pursuant to a Stock Transfer Agreement dated as of November 13, 2009, by and among China Polypeptide Group, Ltd., a Nevada corporation (“CPG”), Cantix International Limited, a British Virgin Islands corporation (“Cantix”) and CPGI, CPGI acquired all of the issued and outstanding capital stock of Cantix from CPG in exchange for CPGI issuing to CPG 8,800,000 shares of Common Stock (the “Exchange”).  Following and as a result of the Exchange (i) Cantix became a wholly-owned subsidiary of CPGI, (ii) CPG became a stockholder of the Company, owning 88% (8,800,000 shares), of the issued and outstanding Common Stock, and (iii) all of the then officers and directors of CPGI resigned and were replaced by persons appointed by CPG.

CPGI owns 100% of the issued and outstanding capital stock of Moneyeasy Industries Limited, a Hong Kong corporation (“Moneyeasy”), Moneyeasy owns all of the issued and outstanding capital stock of both Wuhan Tallyho Biological Product Co., Ltd., a PRC limited company (“Tallyho”) and Wuhan Polypeptide Anti-Aging Research and Development Co., Ltd., a PRC limited company (“Wuhan Anti-Aging”) and Tallyho owns all of the issued and outstanding capital stock of Guangdong Hapu Polypeptide Biological Technology Co., Ltd., a PRC limited company (“Hapu”).

The Company is primarily engaged in the research and development, manufacturing and marketing of polypeptide-based nutritional supplements and health foods.  All of the operations of the Company are conducted in the PRC through Wuhan Anti-Aging, Tallyho and Hapu.

Effective December 1, 2009, CPGI (i) effectuated an 8 for 1 forward stock split (the “Forward Split”), resulting in CPGI having 10,000,000 shares of Common Stock issued and outstanding, of which CPG owns 8,800,000 (88%), and (ii) changed its name (the “Name Change”) from “Hamptons Extreme, Inc.” to “China Polypeptide Group, Inc.”  On November 19, 2009, the Company filed an “OTC Equity Issuer Notification Form” (the “Notification Form”), with the Financial Industry Regulatory Authority (“FINRA”) to approve the Forward Split and the Name Change.  The Company believes FINRA will approve the Notification Form in the near future.

FOR A DETAILED DISCUSSION OF, AMONG OTHER ITEMS, THE EXCHANGE, THE OPERATIONS, THE FINANCIAL CONDITION (INCLUDING ATTACHED AUDITED AND UNAUDITED FINANCIAL STATEMENTS), AND OFFICERS AND DIRECTORS OF THE COMPANY AND RISK FACTORS RELATED TO THE COMPANY, THE COMMON STOCK AND OTHER RELATED MATTERS, SEE CPGI’S CURRENT REPORT ON FORM 8-K DATED NOVEMBER 13, 2009 (THE “SUPER 8-K”).

2.  PURCHASER REPRESENTATIONS, WARRANTIES, ETC.

The Purchasers each represent and warrant to, to the best of their knowledge, and covenant and agree with, the Company as follows:

a.           Without limiting Purchasers’ right to sell the Securities, pursuant to an effective registration statement or otherwise in compliance with the Securities Act, the Purchasers are purchasing the Securities for their own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b.           Each Purchaser is (i) an Accredited Investor, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

c.           All subsequent offers and sales of the Securities by the Purchasers shall be made pursuant to registration of the relevant Securities under the Securities Act or pursuant to an exemption from registration.

d.           The Purchasers understand that the Securities are being offered and sold to them in reliance on specific exemptions from the registration requirements of the Securities Act and state securities laws and that CPGI is relying upon the truth and accuracy of, and the Purchasers’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Securities.

e.           The Purchasers and their advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser.  The Purchasers and their advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries.

f.           The Purchasers understand that their investment in the Securities involves a high degree of risk and have read and understood fully all of the SEC Reports including, but not limited to, the Super 8-K including, but not limited to, all of the Risk Factors set forth in the Super 8-K.

g.          The Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities and/or the Company.

h.          This Agreement and the other Transaction Agreements to which the Purchasers are a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Purchasers and are valid and binding agreements of the Purchasers enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

i.           In addition to the Securities being sold pursuant to an exemption from the registration requirements under Regulation D , the Securities are also being offered and sold to the Purchasers in reliance on an exemption from the registration requirements of the United States federal and state securities laws under Regulation S, and that CPGI is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings of each Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities.  In this regard, each Purchaser represents and warrants to the Company that:

(i)           The Purchaser is not a U.S. Person and is not acquiring the Securities for the account or benefit of a U.S. Person.

(ii)          At the time that Purchaser received this Agreement and on the date of Purchaser’s execution and delivery of this Agreement, the Purchase was outside of the United States.

(iii)         The Purchaser will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv)         After expiration of the Restricted Period, the Purchaser will offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom, and, in accordance with all applicable state foreign securities laws.

(v)          Prior to the expiration of the Restricted Period, the Purchaser will not engage in, any short selling of or any hedging transaction with respect to the Securities.

(vi)         Neither the Purchaser nor any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities, and the Purchaser and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S.

(vii)        The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)       Neither the Purchaser nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.  The Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities.

(ix)         Any resale of the Securities during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall be made only in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Purchaser will not offer to sell or sell the Securities in any jurisdiction unless the Purchaser obtains all required consents, if any.

j.            Purchaser understands that CPGI is a public company and Purchaser may receive certain non-public information regarding the Company including, but not limited to financial information regarding the Company’s 2009 fiscal year (collectively “Non-Public Information”).  Purchaser understands and expressly agrees to (i) maintain in confidence such Non-Public Material and (ii) not to, trade, or advise others to trade in the Common Stock until all such Non-Public Information has been disseminated to the public and is publicly available through press releases and or through SEC reports made by CPGI.

3.          COMPANY REPRESENTATIONS, ETC.   CPGI represents and warrants, to the best of its knowledge, to the Purchasers as of the date hereof and as of the Closing Date that:

a.           Status.  CPGI and each of its Subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions, and each has the power to own its respective properties and to carry on its business as now being conducted.  Each of such entities is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by each makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.

b.           Transaction Agreements.  This Purchase Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by CPGI.  This Agreement and the other Transaction Agreements have been duly executed and delivered by CPGI and are valid and binding agreements of CPGI enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

c.          Non-contravention.  The execution and delivery of the Transaction Agreements by CPGI, the issuance of the  Shares and Warrants (and the Warrant Shares when issued in accordance with the terms of the Warrant), and the consummation by CPGI of the other transactions contemplated by the Transaction Agreements, do not and will not conflict with or result in a breach by CPGI of any of the terms or provisions of, or constitute a default under (i) the Certificate of Incorporation and /or By-laws of CPGI, each as currently in effect (the “Internal Documents”), (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which CPGI is a party or by which it or any of its properties or assets are bound, except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over CPGI or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

d.          Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of CPGI is required to be obtained by CPGI for the issuance and sale of the Shares and Warrants (and the Warrant Shares when issued in accordance with the Warrants)to the Purchasers as contemplated by this Agreement and the Warrants, except such authorizations, approvals and consents that have been obtained.

e.          Capitalization.  As of November 30, 2009, the authorized capital stock of CPGI consists solely of (i) 120,000,000 shares of Common Stock of which 10,000,000 shares are and will be issued and outstanding as of the Closing Date (excluding all Shares being sold hereunder), and (ii) 1,000,000 shares of preferred stock (the “Preferred Stock”), of which no shares of Preferred Stock are or will be outstanding on the Closing Date.  Other than up to the 333,333 for the Warrant Shares issuable upon exercise of the Warrants to be issued pursuant hereto, the Company has not reserved for issuance any shares of Common Stock issuable upon exercise exchange and/or conversion of issued and outstanding warrants, options, and other securities and/or any shares of Preferred Stock.  CPGI has no other securities and/or obligations to issue other securities CPGI is not a party to, and it has no knowledge of, any agreement restricting the voting of any shares of the capital stock of CPGI, or restricting the transfer of the Securities.

f.           Issuance of Securities.  The Warrants and the Shares (and the Warrant Shares when issued in accordance with the Warrants), to be issued to the Purchasers at the Closing have been duly and validly authorized by all necessary corporate action of CPGI and when paid for by the Purchasers in accordance herewith and the Warrants as to the Warrant Shares will be fully paid and nonassessable.

g.           SEC Reports.  CPGI has delivered to the Purchasers or made available through the SEC’s EDGAR filing system true and complete copies of the reports (the “SEC Reports”), filed by the Company under the Securities Act and/or the Exchange Act, including, but not limited to, the Super 8-K, which includes the audited financial statements of the Company for the fiscal years ended September 30, 2008 and 2007 (the “Audited Financial Statements Date”) and unaudited financial statements for the Company for the quarter ended June 30, 2009 (the “Quarterly Financial Statements Date”).  Such audited and unaudited financial statements, are referred to collectively as the “Financial Statements.”  The Financial Statements complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. Such Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

h.          No Material Adverse Change.  Since the Quarterly Financial Statements Date, the Company has not experienced or suffered any Material Adverse Effect or any event that is reasonably likely, through the passage of time or otherwise, to result in a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company  or on the transactions contemplated hereby.

i.           No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

j.           Title to Assets.  Except as disclosed in the SEC Reports, the Company has good and marketable title to all of its respective owned real and personal property (collectively, the “Assets”), free and clear of any liens.  All leases of the Company are valid and subsisting and in full force and effect and neither this Agreement nor the transactions contemplated hereby will give any party to such leases any right to terminate or modify the leases.

k.          Taxes.  The Company has accurately prepared and filed all material foreign, federal, state income and all other tax returns, reports and declarations required by law to be paid or filed by it has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the Financial Statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable.  None of the federal income tax returns of have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.  The Company has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments, and paid over to the proper governments or regulatory authorities, all amounts required.

l.           No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Transaction Agreements to be integrated with prior offerings by CPGI for purposes of the Securities Act which would prevent CPGI from selling the Shares and Warrants pursuant to Rule 506 and/or Regulation S under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates take any action or steps that would cause the offering of the Shares and Warrants to be integrated with other offerings.

m.         No Commission or FINRA Inquiries.  To the best of the Company’s knowledge, CPGI is not, and has never been, the subject of any formal or informal inquiry or investigation by the SEC or Financial Industry Regulatory Authority, Inc.

n.          Anti-takeover Device.  CPGI does not have any outstanding shareholder rights plan or “poison pill” or any similar arrangement.  There are no provisions of any anti-takeover or business combination statute applicable to CPGI or its Internal Documents which would preclude the issuance and sale of the Securities , and the consummation of the other transactions contemplated by the Transaction Agreements.

o.           Absence of Certain Changes.  Since the Quarterly Financial Statement Date, the Company has not: (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party  or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

p.           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of CPGI to perform its obligations under, any of the Transaction Agreements.  The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

q.           Absence of Events of Default.  (i) The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material agreement to which it is a party or by which its property is bound, and (ii) no event of default as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an event of default including any agreement, mortgage or loan document has occurred and is continuing, which would have a Material Adverse Effect.

r.           Absence of Certain Company Control Person Actions or Events.  To the Company’s knowledge, none of the following has occurred during the past three (3) years with respect to a Company Control Person:

(1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

(ii)  engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

(5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

s.          No Undisclosed Liabilities or Events.  Except as provided in the SEC Reports, the Company has no liabilities or obligations. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

t.           Dilution.  Any equity interests issued in connection with the Transaction Agreements may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of CPGI.  CPGI’s executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect.

u.          Fees to Brokers, Finders and Others.  The Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder’s fees or similar payments by Purchasers relating to the Transaction Agreements and/or the transactions contemplated thereby.  Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated.

v.           Regulatory Permits.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

w.          Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has received a written notice that the Intellectual Property Rights used by it violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

x.           Transactions with Affiliates and Employees.  Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 in the aggregate.

y.           Full Disclosure.  No statement in writing furnished by the Company to the Purchasers in connection with the transactions contemplated herein contains any untrue statement of material fact or omits to state a material fact necessary to make the statement made not misleading in any material respects.

4.          CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

Each of the Company and the Purchasers (as applicable), hereby covenants and acknowledges as follows, which covenants and acknowledgements by the Company and the Purchasers shall survive for a period of six (6) months following the Closing Date:

a.           Transfer Restrictions.  The Purchasers acknowledge that: (1) the Securities have not been and are not being registered under the provisions of the Securities Act or otherwise included in an effective registration statement, the Securities have not been and are not being registered under the  Securities Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchasers shall have delivered to CPGI an opinion of counsel, reasonably satisfactory in form, scope and substance to CPGI, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the  Act (“Rule 144") may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the  Securities Act, may require compliance with some other exemption under the  Securities Act or the rules and regulations of the SEC thereunder; and (3) other than as disclosed elsewhere herein, neither CPGI nor any other Person is under any obligation to register any of the Securities under the  Securities Act or to comply with the terms and conditions of any exemption thereunder.

b.           Restrictive Legend.  The Purchasers acknowledge and agree that, until such time as the relevant Securities have been registered under the Securities Act and sold in accordance with an effective registration statement or otherwise in accordance with another effective registration statement, the certificates representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

c.           Filings.  CPGI undertakes and agrees to make all necessary filings if necessary in connection with the sale of the Securities to the Purchasers under any United States laws and regulations applicable to CPGI, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchasers promptly after such filing.

d.           Publicity, Filings, Releases, Etc.  Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, “Publicity”), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof.  Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.

e.           Financial Statements and Other Reports.  The Company shall maintain a system of accounting and keep such books, records and accounts (which shall be true and complete in all material respects), as may be required or as may be necessary to permit the performance of an annual audit and the preparation of financial statements in accordance with GAAP, consistently applied.

5.          CLOSING DATE.

a.           The Closing Date shall occur on the date which is the first Business Day after each of the conditions contemplated by Section 6 and Section 7 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

b.           The closing of the Transactions shall occur on the Closing Date at the offices of the Purchaser or by electronic means and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Purchaser.

6.          CONDITIONS TO CPGI’S OBLIGATION TO SELL.

The Purchasers understand that CPGI’s obligation to sell and issue the Shares and Warrants to the Purchasers in connection with the Transaction Agreements, to the Purchasers on the Closing Date is conditioned upon:

a.           The execution and delivery of this Agreement by the Purchasers;

b.           Delivery by the Purchasers to CPGI of immediately available funds as payment in full of an amount equal to the Aggregate Purchase Amount in accordance with this Agreement;

c.           The accuracy on the Closing Date of the representations and warranties of the Purchasers contained in this Agreement, each as if made on such date, and the performance by the Purchasers on or before such date of all covenants and agreements of the Purchasers required to be performed on or before such date;

d.           There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

7.          CONDITIONS TO THE PURCHASERS’ OBLIGATION TO PURCHASE.

The Company understands that the Purchasers’ obligation to purchase the Shares and Warrants pursuant to this Agreement on the Closing Date is conditioned upon:

a.           The execution and delivery of this Agreement and the other Transaction Agreements by CPGI;

b.           Delivery by CPGI to the Purchasers of the Certificates and Warrants in accordance with this Agreement or any other agreements between the parties;

c.           All matters relating to this Agreement and the other Transaction Agreements have been approved by the Board of Directors of CPGI.

d.           The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

e.           There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or in the other Transaction Agreements, or requiring any consent or approval which shall not have been obtained; and

f.           The delivery of such other documents as reasonably requested by the Purchasers and/or its legal counsel.

8.          INDEMNIFICATION AND REIMBURSEMENT.

a.           The Company agrees to indemnify and hold harmless each Purchaser and each of their respective officers, directors, employees, and agents, and each Purchaser Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Purchaser, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, except to the extent such Damages result primarily and/or arise out of any Purchaser’s failure to perform any covenant or agreement contained in this Agreement or any Purchaser’s or its officer’s, director’s, employee’s, agent’s or Purchaser Control Person’s gross negligence, or bad faith .

b.           The Company hereby agrees that, if any Purchaser, other than by reason of a Purchaser’s gross negligence, bad faith and/or illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if any Purchaser is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless any Purchaser from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by any Purchaser, directly or indirectly, and reimburse such Purchaser for its reasonable legal fees incurred in connection therewith.

9.          JURY TRIAL WAIVER.   The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

10.        GOVERNING LAW:  MISCELLANEOUS.

a.           (i)  This Agreement shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

(ii)  The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

b.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c.           This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d.           All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e.           A facsimile or pdf transmission of this signed Agreement shall be legal and binding on all parties hereto.

f.           This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g.           The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h.           If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i.           This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

j.           This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11.        USE OF PROCEEDS. The net proceeds from the sale of the Securities shall be used for general working capital purposes of the Company, as determined by the Company.

12.        NOTICES.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (c) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company or the Holder at the address below or at such address as either party hereto may designate by ten (10) days’ advance written notice to the other party hereto.

If to the Company:

China Polypeptide Group, Inc.
No. 11 Jiangda Road
Jianghan Economic Development Zone
430023 Wuhan, P.R. China
Attention:  Dongliang Chen

With a copy, which will not constitute notice to:

Gusrae Kaplan Bruno & Nusbaum PLLC
120 Wall Street
New York, New York 10005
Attention: Lawrence G. Nusbaum, Esq.

If to the Purchasers:

13.        SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company’s and the Purchaser’s representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns for a period of six (6) months following the Closing Date.

14.         PIGGYBACK REGISTRATION RIGHTS.  If CPGI shall determine to prepare and file with the SEC a registration statement (a “Registration Statement”), relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or there then equivalents, then CPGI shall send to each Purchaser a written notice of such determination at least twenty (20) days prior to the filing with the SEC of any such Registration Statement and shall include for resale in such Registration Statement all of the Shares and Warrant Shares issuable upon exercise of the Warrants then held by the Purchasers.  The inclusion of such Shares and Warrant Shares, however, is subject to any future underwriter and/or placement agent cutbacks as well as any limitations imposed by the SEC pursuant to Rule 415.

[SIGNATURE PAGE TO FOLLOW]

[SECURITIES PURCHASE SIGNATURE PAGE]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser and the Company as of the date set first above written.

CHINA POLYPEPTIDE GROUP, INC.

By:
Name:
Title:

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By:
Name:
Title: